EXHIBIT 99.1
PRESS RELEASE

The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100 USA
                                                                                                                          Tel. 804.289.9600
Fax 804.289.9770

FOR IMMEDIATE RELEASE
Contact:
Investor Relations
804.289.9709

Brink’s Reports Fourth-Quarter Results
GAAP EPS $.53 vs. $.70; Non-GAAP EPS $.79 vs. $.60
Strong Profit Growth in International Operations Partially Offset by Decline in North America

RICHMOND, Va., January 30, 2014 – The Brink’s Company (NYSE: BCO), a global leader in security-related services, today reported fourth-quarter earnings.

                                                                 Fourth-Quarter Highlights
GAAP:
•	Revenue up 6% (11% organic growth), EPS $.53 vs. $.70
•	Segment profit up 17% (30% organic growth), margin 8.1% vs. 7.3%
•	International profit up 30% (44% organic growth), margin 10.3% vs. 8.5%
•	North America margin of 0.1% vs. 3.3%
Non-GAAP:
•	Revenue up 6% (11% organic growth), EPS $.79 vs. $.60
•	Segment profit up 24% (37% organic growth), margin 8.8% vs. 7.5%
•	International profit up 38% (52% organic growth), margin 10.8% vs. 8.5%
•	North America margin 1.4% vs. 4.2%
Other:
•	Full-year GAAP EPS $1.47 vs. $2.29; Non-GAAP EPS $2.37 vs. $2.32
•	Full-year GAAP segment margin down from 7.1% to 6.4%; Non-GAAP flat at 7.2%; organic revenue growth 8%
•	Full-year capital spending down $13 million to $183 million
•	Underfunding of legacy liabilities improves by $265 million

Tom Schievelbein, chairman, president and chief executive officer, said:  “The improvement in fourth-quarter earnings reflects strong performance from international operations, driven primarily by Venezuela and Brazil.  In 2014, we expect a segment margin rate of about 7% on organic revenue growth of 5% to 8%, as we invest in adjacencies and our high-value service offerings and control costs in our core business.”

Summary Reconciliation of Fourth-Quarter GAAP to Non-GAAP EPS*
	Fourth Quarter		Full Year
	2013	2012	2013	2012
GAAP EPS	$0.53	$0.70	$1.47	$2.29
Exclude Venezuela net monetary asset remeasurement losses	-	-	0.17	-
Exclude U.S. retirement plan expenses	0.17	0.16	0.65	0.70
Exclude employee benefit settlement and severance losses	0.01	0.01	0.04	0.06
Exclude gains and losses on acquisitions and dispositions	0.08	(0.18)	0.04	(0.29)
Exclude tax benefit from change in retiree health care funding strategy	-	-	-	(0.43)
Adjust quarterly tax rate to full-year average rate	-	(0.09)	-	-
Non-GAAP EPS	$0.79	$0.60	$2.37	$2.32

Summary of Fourth-Quarter and Full-Year Results*
	Fourth Quarter			Full Year
(In millions, except for per share amounts)	2013	2012	% Change	2013	2012	% Change

GAAP
Revenues	$1,039	977	6%	$3,942	3,735	6%
Segment operating profit (a)	84	72	17	253	264	(4)
Non-segment expense	(22)	(21)	2	(81)	(89)	(9)
Operating profit	62	50	24	172	175	(2)
Income from continuing operations (b)	26	34	(24)	72	111	(35)
Diluted EPS from continuing operations (b)	0.53	0.70	(24)	1.47	2.29	(36)

Non-GAAP
Revenues	$1,039	977	6%	$3,942	3,735	6%
Segment operating profit (a)	91	73	24	283	268	6
Non-segment expense	(12)	(11)	16	(43)	(42)	1
Operating profit	79	63	25	241	226	7
Income from continuing operations (b)	39	29	34	116	113	3
Diluted EPS from continuing operations (b)	0.79	0.60	32	2.37	2.32	2

(a)	Segment operating profit is a non-GAAP measure. Disclosure of segment operating profit enables investors to assess operating performance excluding non-segment income and expense.
(b)	Amounts reported are attributable to shareholders of The Brink’s Company and exclude earnings related to noncontrolling interests.

*Non-GAAP results are reconciled to the applicable GAAP results on pages 12 – 17.  Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
    Fourth Quarter 2013 vs. 2012 (Unaudited)
(In millions)

Segment Results – GAAP

			Acquisitions /
		Organic	Dispositions	Currency		% Change
	4Q '12	Change	(a)	(b)	4Q '13	Total	Organic
Revenues:
Latin America	$432	85	5	(51)	470	9	20
EMEA	286	9	-	11	306	7	3
Asia Pacific	36	3	-	(2)	37	3	9
International	754	97	5	(42)	813	8	13
North America	224	6	-	(3)	226	1	3
Total	$977	103	5	(45)	1,039	6	11
Operating profit:
International	$64	29	-	(9)	84	30	44
North America	7	(7)	-	-	-	(97)	(95)
Segment operating profit	72	22	-	(9)	84	17	30
Non-segment	(21)	(1)	1	-	(22)	2	6
Total	$50	20	1	(9)	62	24	40

Segment operating margin:
International	8.5%				10.3%
North America	3.3%				0.1%
Segment operating margin	7.3%				8.1%

Segment Results - Non-GAAP*

			Acquisitions /
		Organic	Dispositions	Currency		% Change
	4Q '12	Change	(a)	(b)	4Q '13	Total	Organic
Revenues:
Latin America	$432	85	5	(51)	470	9	20
EMEA	286	9	-	11	306	7	3
Asia Pacific	36	3	-	(2)	37	3	9
International	754	97	5	(42)	813	8	13
North America	224	6	-	(3)	226	1	3
Total	$977	103	5	(45)	1,039	6	11
Operating profit:
International	$64	33	-	(9)	88	38	52
North America	10	(6)	-	-	3	(67)	(65)
Segment operating profit	73	27	-	(9)	91	24	37
Non-segment	(11)	(2)	-	-	(12)	16	16
Total	$63	25	-	(9)	79	25	40

Segment operating margin:
International	8.5%				10.8%
North America	4.2%				1.4%
Segment operating margin	7.5%				8.8%

(a)	Includes operating results and gains/losses on acquisitions, sales and exits of businesses.
(b)
The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S. dollar amount of remeasurement currency gains (losses) of bolivar fuerte-denominated net monetary assets recorded under highly inflationary accounting rules related to the Venezuelan operations.  The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month.  The functional currency in Venezuela is the U.S. dollar under highly inflationary accounting rules.  Remeasurement gains and losses under these rules are recorded in U.S. dollars but these gains and losses are not recorded in local currency.  Local currency Revenue and Operating Profit used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S. GAAP (excluding remeasurement gains and losses) using current period currency exchange rates.

*Non-GAAP results are reconciled to the applicable GAAP results on pages 12-17.  Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Full Year 2013 vs. 2012 (Unaudited)
(In millions)

Segment Results – GAAP

			Acquisitions /
		Organic	Dispositions	Currency		% Change
	2012	Change	(a)	(b)	2013	Total	Organic
Revenues:
Latin America	$1,579	262	16	(136)	1,721	9	17
EMEA	1,126	26	-	27	1,178	5	2
Asia Pacific	136	15	-	(7)	145	6	11
International	2,842	303	16	(116)	3,044	7	11
North America	893	11	-	(6)	898	1	1
Total	$3,735	314	16	(122)	3,942	6	8
Operating profit:
International	$232	50	2	(36)	248	7	22
North America	32	(27)	-	-	5	(85)	(84)
Segment operating profit	264	23	2	(36)	253	(4)	9
Non-segment	(89)	6	2	-	(81)	(9)	(7)
Total	$175	29	4	(36)	172	(2)	17

Segment operating margin:
International	8.2%				8.2%
North America	3.6%				0.5%
Segment operating margin	7.1%				6.4%

Segment Results – Non-GAAP

			Acquisitions /
		Organic	Dispositions	Currency		% Change
	2012	Change	(a)	(b)	2013	Total	Organic
Revenues:
Latin America	$1,579	262	16	(136)	1,721	9	17
EMEA	1,126	26	-	27	1,178	5	2
Asia Pacific	136	15	-	(7)	145	6	11
International	2,842	303	16	(116)	3,044	7	11
North America	893	11	-	(6)	898	1	1
Total	$3,735	314	16	(122)	3,942	6	8
Operating profit:
International	$227	60	2	(22)	267	17	26
North America	41	(24)	-	-	16	(60)	(59)
Segment operating profit	268	36	2	(23)	283	6	14
Non-segment	(42)	-	-	-	(43)	1	1
Total	$226	36	2	(23)	241	7	16

Segment operating margin:
International	8.0%				8.8%
North America	4.6%				1.8%
Segment operating margin	7.2%				7.2%

Amounts may not add due to rounding. See page 3 for footnote explanations.

Non-Segment Expenses
On a GAAP basis, non-segment expenses increased slightly to $22 million versus the year-ago quarter of $21 million.  On a non-GAAP basis, non-segment expenses increased to $12 million from the year-ago quarter of $11 million.

Capital Expenditures and Capital Leases
Full-year capital expenditures and capital lease additions were $183 million versus $196 million in 2012.  In 2014, these expenditures are expected to total $200 million to $210 million.

Income Taxes
On a GAAP basis, fourth-quarter tax expense was $21 million (37% effective rate) versus $3 million in 2012 (7% effective rate). The full-year 2013 tax expense was $52 million (35% effective rate) versus $27 million in 2012 (17% effective rate). The full-year 2013 effective rate was unfavorably affected by tax expense resulting from repatriation, partially offset by a tax benefit from the mix of earnings. The full-year 2012 effective rate was favorably affected by a $21 million non-cash tax benefit related to a change in retiree health care funding strategy and a $7.5 million tax benefit related to a change in judgment of an income tax accrual, partially offset by tax expense resulting from repatriation and mix of earnings.  On a non-GAAP basis, the full-year rate for 2013 was 33% versus 37% in 2012 due in large part to higher Venezuela earnings.

2014 Outlook
See page 8 for a summary of selected 2013 results and 2014 outlook items including guidance on revenue, segment margin, non-segment expense, interest expense, tax rate, non-controlling interest expense, capital expenditures, capital leases and depreciation and amortization.  This outlook assumes no change in exchange rates used for reporting Venezuela results for 2014.

Recent Events
Brink’s disclosed today that it is exploring re-entry into the home security industry.  In 2008, Brink’s spun off its Brink’s Home Security unit to shareholders and entered into a 5-year non-compete agreement, which expired on October 31, 2013.
On November 1, Brink’s completed the sale of its Threshold Financial Technologies, Inc. subsidiary to DirectCash Payments Inc. for $50 million, generating a fourth-quarter gain of $19 million ($.31 per share after taxes).  Under the terms of the agreement, DirectCash acquired Threshold’s private label ATM network and payment processing businesses in Canada while Brink’s continues to own and operate Threshold’s integrated managed services business as Brink’s Integrated Managed Services (Brink’s IMS).  On November 22, Brink’s completed the sale of its ICD, Ltd., commercial security subsidiary for $33 million, generating a fourth-quarter gain of $10 million ($.13 per share after taxes).  Results from both of the divested businesses are disclosed as discontinued operations.

Conference Call
Brink’s will host a conference call on January 30 at 11:00 a.m. Eastern Time to review fourth-quarter results.  Interested parties can listen by calling (877) 870-4263 (in the U.S.) or (412) 317-0790 (international) Participants should call in at least five minutes prior to the start of the call.  Participants can pre-register at http://dpregister.com/10039412  to receive a direct dial-in number for the call.  The call also will be accessible via live webcast at www.Brinks.com.  A replay of the call will be available through February 14, 2014, at (877) 344-7529 (in the U.S.) or (412) 317-0088 (international).  The conference number is 10039412.  A webcast replay will also be available at www.Brinks.com.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the world’s premier provider of secure transportation and cash management services.  For more information, please visit The Brink’s Company website at www.Brinks.com or call 804-289-9709.

Non-GAAP Results
Non-GAAP results described in this earnings release are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The purpose of the non-GAAP results is to report financial information without certain income and expense items and adjust the quarterly non-GAAP tax rates so that the non-GAAP tax rate in each of the quarters is equal to the full-year non-GAAP tax rate.  The full year non-GAAP tax rate in both years excludes certain pretax and tax income and expense amounts.  The non-GAAP information provides information to assist comparability and estimates of future performance.  Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance.  In addition, Brink’s believes the measures will help investors assess the ongoing operations and provide an alternative for valuing legacy liabilities.  Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.

Forward-Looking Statements
Financial information for the fourth quarter and full year 2013 included in this release is unaudited and remains subject to the completion of the external audit. This release contains both historical and forward-looking information. Words such as “anticipates,” “assumes,” “estimates,” “expects,” “projects,” “predicts,” “intends,” “plans,” “believes,” “potential,” “may,” “should” and similar expressions may identify forward-looking information. Forward-looking information in this release includes, but is not limited to, anticipated revenue, currency impact on revenue, segment operating profit, segment margin, non-segment expense, interest expense, income tax rate, non-controlling interest expense, capital expenditures, fixed asset acquisitions, capital leases and depreciation and amortization for 2014, and future exchange rates used to report Venezuela results.  Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.

These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to:

•	continuing market volatility and commodity price fluctuations and their impact on the demand for our services,
•	our ability to continue profit growth in Latin America,
•	our ability to maintain or improve volumes at favorable pricing levels and increase cost efficiencies in the United States and Europe,
•	investments in information technology and value-added services and their impact on revenue and profit growth,
•	our ability to develop and implement solutions for our customers and gain market acceptance of those solutions,
•	our ability to maintain an effective IT infrastructure and safeguard confidential information,
•
risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions,

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates,
•	the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses,
•	changes in currency restrictions and in foreign exchange rates,
•	fluctuations in value of the Venezuelan bolivar fuerte,
•	regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages,
•	our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses,
•	our ability to integrate successfully recently acquired companies and improve their operating profit margins,
•	costs related to dispositions and market exits,
•	our ability to identify, evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets,
•	the willingness of our customers to absorb price increases and surcharges, including those related to fuel or labor costs,
•	our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers,
•	variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer,
•
our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs,

•	security threats worldwide and losses of customer valuables,
•	costs associated with the purchase and implementation of cash processing and security equipment,
•	employee and environmental liabilities in connection with our former coal operations, black lung claims incidence,
•	the impact of the Patient Protection and Affordable Care Act on black lung liability and the Company’s ongoing operations,
•
changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions,

•	the nature of our hedging relationships,
•	changes in estimates and assumptions underlying our critical accounting policies,
•	our ability to realize deferred tax assets,
•	the outcome of pending and future claims, litigation and administrative proceedings,
•	public perception of the Company’s business and reputation,
•	access to the capital and credit markets,
•	seasonality, pricing and other competitive industry factors, and
•	the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretations of existing regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2012, and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink’s Company undertakes no obligation to update any information contained in this document.

The Brink’s Company and subsidiaries
Outlook Summary (Unaudited)
(In millions)

	GAAP		Non-GAAP
		2014		2014
	2013	Estimate	2013	Estimate
Organic revenue growth
International	11%	7% - 9%	11%	7% - 9%
North America	1%	0% - 2%	1%	0% - 2%
Total	8%	5% - 8%	8%	5% - 8%

Currency impact on revenue
International	(4)%	(4%) – (6%)	(4)%	(4%) – (6%)
North America	(1)%	flat	(1)%	flat
Total	(3)%	(3%) – (5%)	(3)%	(3%) – (5%)

Segment margin
International(a)	8.2%	7.5% - 8.5%	8.8%	7.5% - 8.5%
North America(b)	0.5%	1.5% - 2.5%	1.8%	2.5% - 3.5%
Total	6.4%	~6.8%	7.2%	~7%

Non-segment expense
General and administrative	$45	47	$45	47
Retirement plans(b)	41	19	-	-
Acquisition gains	(3)	-	-	-
Royalty income	(2)	(2)	(2)	(2)
Total	$81	64	$43	45

Effective income tax rate(a)	35%	33% – 37%	33%	33% – 37%

Interest expense	$25	27 – 29	$25	27 – 29

Interest and other income (expense)(c)	$2	1 – 2	$2	1 – 2

Net income attributable to
noncontrolling interests(a)	$24	26 – 30	$29	26 – 30

Fixed assets acquired
Capital expenditures	$178	185 - 195	$178	185 - 195
Capital leases(d)	5	15	5	15
Total	$183	200 - 210	$183	200 - 210

Depreciation and amortization	$174	185 – 190	$174	185 – 190

(a)	Remeasurement losses on net monetary assets in Venezuela ($13 million in 2013) have been excluded from non-GAAP results.
(b)
Costs related to U.S. retirement plans have been excluded from non-GAAP results including $12 million in 2013 and $5 million in 2014 related to North America, and $41 million in 2013 and $19 million in 2014 related to Non-segment.

(c)	Acquisition gains and losses are excluded from non-GAAP results.
(d)	Includes capital leases for newly acquired assets only.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Condensed Consolidated Statements of Income  (Unaudited)
(In millions, except for per share amounts)

	Fourth Quarter		Full Year
	2013	2012	2013	2012

Revenues	$1,039.4	977.1	$3,942.2	3,735.0

Costs and expenses:
Cost of revenues	829.0	786.7	3,197.1	3,024.3
Selling, general and administrative expenses	146.0	141.2	564.0	546.7
Total costs and expenses	975.0	927.9	3,761.1	3,571.0
Other operating income (expense)	(2.0)	1.2	(9.4)	11.0

Operating profit	62.4	50.4	171.7	175.0

Interest expense	(6.8)	(6.2)	(25.1)	(23.1)
Interest and other income (expense)	0.4	0.8	1.6	7.2
Income from continuing operations before tax	56.0	45.0	148.2	159.1
Provision for income taxes	20.9	3.3	52.0	27.1

Income from continuing operations	35.1	41.7	96.2	132.0

Income (loss) from discontinued operations, net of tax	14.9	(6.1)	(15.1)	(22.3)

Net income	50.0	35.6	81.1	109.7

Less net income attributable to noncontrolling interests	(9.1)	(7.7)	(24.3)	(20.8)

Net income attributable to Brink’s	$40.9	27.9	$56.8	88.9

Amounts attributable to Brink’s:
Continuing operations	$26.0	34.0	$71.9	111.2
Discontinued operations	14.9	(6.1)	(15.1)	(22.3)

Net income attributable to Brink’s	$40.9	27.9	$56.8	88.9

Earnings (loss) per share attributable to Brink’s common shareholders(a):
Basic:
Continuing operations	$0.53	0.70	$1.48	2.30
Discontinued operations	0.31	(0.13)	(0.31)	(0.46)
Net income	$0.84	0.58	$1.17	1.84

Diluted:
Continuing operations	$0.53	0.70	$1.47	2.29
Discontinued operations	0.30	(0.13)	(0.31)	(0.46)
Net income	$0.83	0.57	$1.16	1.83

Weighted-average shares
Basic	48.8	48.5	48.7	48.4
Diluted	49.2	48.8	49.0	48.6

(a) Earnings per share may not add due to rounding.

The Brink’s Company and subsidiaries
Supplemental Financial Information  (Unaudited)
(In millions)

	Fourth Quarter		Full Year
	2013	2012	2013	2012
DISCONTINUED OPERATIONS

Income (loss) from operations(a)(b)	$(0.5)	(3.3)	$(26.0)	(22.5)
Gain (loss) on sale(a)	19.9	(0.3)	16.3	(0.3)
Adjustments to contingencies of former operations	(1.6)	(0.6)	(0.7)	(0.5)
Income (loss) from discontinued operations before income taxes	17.8	(4.2)	(10.4)	(23.3)
Provision (benefit) for income taxes	2.9	1.9	4.7	(1.0)
Income (loss) from discontinued operations, net of tax	$14.9	(6.1)	$(15.1)	(22.3)

(a)
Discontinued operations include gains and losses related to businesses that Brink’s recently sold.  These include Threshold Financial Technologies, Inc. in Canada, cash-in-transit operations in Germany, Poland, Turkey, and Hungary, and guarding operations in France, Morocco, and Germany.  Revenues from these International operations were $59.3 million in the three months and $184.3 million in the year ended December 31, 2013, and $56.5 million in the three months and $211.5 million in the year ended December 31, 2012.

(b)
The loss from operations in 2013 included $16.2 million of severance expenses paid to terminate certain employees of the German cash-in-transit operations.  We contributed a portion of the cost to fund the severance payments to the business prior to the execution of the sale transaction.

	Full Year
SELECTED CASH FLOW INFORMATION	2013	2012

Property and equipment acquired during the year
Capital expenditures
International	$125.6	129.7
North America	52.1	48.2
Capital expenditures	177.7	177.9

Capital Leases(a)
International	0.9	2.7
North America	4.6	15.4
Capital leases	5.5	18.1

Total
International	126.5	132.4
North America	56.7	63.6
Total	$183.2	196.0

Depreciation and amortization
International	$115.4	100.3
North America	58.2	55.4
Depreciation and amortization	$173.6	155.7

(a)
Represents the amount of property and equipment acquired using capital leases.  Because these assets are acquired without using cash, the acquisitions are not reflected in the consolidated cash flow statement.  Amounts are provided here to assist in the comparison of assets acquired in the current year versus prior years.

The Brink’s Company and subsidiaries
GAAP and Non-GAAP Results (Unaudited)
(In millions, except for per share amounts)

	2012					2013
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year

	GAAP Basis
Revenues:
Latin America	$386.3	375.9	385.2	432.0	1,579.4	$412.9	413.6	423.8	470.4	1,720.7
EMEA	272.8	281.4	286.0	285.7	1,125.9	277.8	293.4	301.2	305.9	1,178.3
Asia Pacific	33.8	33.1	33.7	35.8	136.4	36.6	36.6	34.9	36.7	144.8
International	692.9	690.4	704.9	753.5	2,841.7	727.3	743.6	759.9	813.0	3,043.8
North America	224.2	224.2	221.3	223.6	893.3	223.2	226.3	222.5	226.4	898.4
Revenues	$917.1	914.6	926.2	977.1	3,735.0	$950.5	969.9	982.4	1,039.4	3,942.2

Operating profit:
International	$67.1	41.5	59.0	64.4	232.0	$36.3	48.1	79.7	84.0	248.1
North America	6.0	10.6	8.0	7.3	31.9	(2.0)	6.3	0.2	0.2	4.7
Segment operating profit	73.1	52.1	67.0	71.7	263.9	34.3	54.4	79.9	84.2	252.8
Non-segment	(24.3)	(21.3)	(22.0)	(21.3)	(88.9)	(17.0)	(21.6)	(20.7)	(21.8)	(81.1)
Operating profit	$48.8	30.8	45.0	50.4	175.0	$17.3	32.8	59.2	62.4	171.7

Amounts attributable to Brink’s:
Income from continuing operations	$22.5	33.6	21.1	34.0	111.2	$2.9	13.2	29.8	26.0	71.9
Diluted EPS – continuing operations	0.47	0.69	0.43	0.70	2.29	0.06	0.27	0.61	0.53	1.47

	Non-GAAP Basis
Revenues:
Latin America	$386.3	375.9	385.2	432.0	1,579.4	$412.9	413.6	423.8	470.4	1,720.7
EMEA	272.8	281.4	286.0	285.7	1,125.9	277.8	293.4	301.2	305.9	1,178.3
Asia Pacific	33.8	33.1	33.7	35.8	136.4	36.6	36.6	34.9	36.7	144.8
International	692.9	690.4	704.9	753.5	2,841.7	727.3	743.6	759.9	813.0	3,043.8
North America	224.2	224.2	221.3	223.6	893.3	223.2	226.3	222.5	226.4	898.4
Revenues	$917.1	914.6	926.2	977.1	3,735.0	$950.5	969.9	982.4	1,039.4	3,942.2

Operating profit:
International	$67.9	41.8	53.8	63.9	227.4	$50.0	48.6	80.5	88.0	267.1
North America	8.2	12.8	10.2	9.5	40.7	0.9	9.2	3.1	3.1	16.3
Segment operating profit	76.1	54.6	64.0	73.4	268.1	50.9	57.8	83.6	91.1	283.4
Non-segment	(9.6)	(11.7)	(10.4)	(10.6)	(42.3)	(7.6)	(11.4)	(11.3)	(12.3)	(42.6)
Operating profit	$66.5	42.9	53.6	62.8	225.8	$43.3	46.4	72.3	78.8	240.8

Amounts attributable to Brink’s:
Income from continuing operations	$33.2	22.7	27.7	29.1	112.7	$18.7	22.8	35.4	39.0	115.9
Diluted EPS – continuing operations	0.69	0.47	0.57	0.60	2.32	0.38	0.47	0.72	0.79	2.37

Amounts may not add due to rounding.  Non-GAAP results for 2012 and 2013 are reconciled to applicable GAAP results on pages 12-17.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Net monetary Asset Remeasurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	First Quarter 2013
Revenues:
Latin America	$412.9	-	-	-	-	-	412.9
EMEA	277.8	-	-	-	-	-	277.8
Asia Pacific	36.6	-	-	-	-	-	36.6
International	727.3	-	-	-	-	-	727.3
North America	223.2	-	-	-	-	-	223.2
Revenues	$950.5	-	-	-	-	-	950.5

Operating profit:
International	$36.3	-	13.4	0.3	-	-	50.0
North America	(2.0)	-	-	-	2.9	-	0.9
Segment operating profit	34.3	-	13.4	0.3	2.9	-	50.9
Non-segment	(17.0)	(1.1)	-	-	10.5	-	(7.6)
Operating profit	$17.3	(1.1)	13.4	0.3	13.4	-	43.3

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	(1.1)	8.4	0.2	8.2	0.1	18.7
Diluted EPS – continuing operations	0.06	(0.02)	0.17	-	0.17	-	0.38

	Second Quarter 2013
Revenues:
Latin America	$413.6	-	-	-	-	-	413.6
EMEA	293.4	-	-	-	-	-	293.4
Asia Pacific	36.6	-	-	-	-	-	36.6
International	743.6	-	-	-	-	-	743.6
North America	226.3	-	-	-	-	-	226.3
Revenues	$969.9	-	-	-	-	-	969.9

Operating profit:
International	$48.1	-	-	0.5	-	-	48.6
North America	6.3	-	-	-	2.9	-	9.2
Segment operating profit	54.4	-	-	0.5	2.9	-	57.8
Non-segment	(21.6)	-	-	-	10.2	-	(11.4)
Operating profit	$32.8	-	-	0.5	13.1	-	46.4

Amounts attributable to Brink’s:
Income from continuing operations	$13.2	-	-	0.4	7.7	1.5	22.8
Diluted EPS – continuing operations	0.27	-	-	0.01	0.16	0.03	0.47

See page 14 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Net Monetary Asset Remeasurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	Third Quarter 2013
Revenues:
Latin America	$423.8	-	-	-	-	-	423.8
EMEA	301.2	-	-	-	-	-	301.2
Asia Pacific	34.9	-	-	-	-	-	34.9
International	759.9	-	-	-	-	-	759.9
North America	222.5	-	-	-	-	-	222.5
Revenues	$982.4	-	-	-	-	-	982.4

Operating profit:
International	$79.7	-	-	0.8	-	-	80.5
North America	0.2	-	-	-	2.9	-	3.1
Segment operating profit	79.9	-	-	0.8	2.9	-	83.6
Non-segment	(20.7)	(0.9)	-	-	10.3	-	(11.3)
Operating profit	$59.2	(0.9)	-	0.8	13.2	-	72.3

Amounts attributable to Brink’s:
Income from continuing operations	$29.8	(0.9)	-	0.6	7.7	(1.8)	35.4
Diluted EPS – continuing operations	0.61	(0.02)	-	0.01	0.16	(0.04)	0.72

	Fourth Quarter 2013
Revenues:
Latin America	$470.4	-	-	-	-	-	470.4
EMEA	305.9	-	-	-	-	-	305.9
Asia Pacific	36.7	-	-	-	-	-	36.7
International	813.0	-	-	-	-	-	813.0
North America	226.4	-	-	-	-	-	226.4
Revenues	$1,039.4	-	-	-	-	-	1,039.4

Operating profit:
International	$84.0	3.1	-	0.9	-	-	88.0
North America	0.2	-	-	-	2.9	-	3.1
Segment operating profit	84.2	3.1	-	0.9	2.9	-	91.1
Non-segment	(21.8)	(0.8)	-	-	10.3	-	(12.3)
Operating profit	$62.4	2.3	-	0.9	13.2	-	78.8

Amounts attributable to Brink’s:
Income from continuing operations	$26.0	4.0	-	0.6	8.2	0.2	39.0
Diluted EPS – continuing operations	0.53	0.08	-	0.01	0.17	-	0.79

See page 14 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Remeasurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	Full Year 2013
Revenues:
Latin America	$1,720.7	-	-	-	-	-	1,720.7
EMEA	1,178.3	-	-	-	-	-	1,178.3
Asia Pacific	144.8	-	-	-	-	-	144.8
International	3,043.8	-	-	-	-	-	3,043.8
North America	898.4	-	-	-	-	-	898.4
Revenues	$3,942.2	-	-	-	-	-	3,942.2

Operating profit:
International	$248.1	3.1	13.4	2.5	-	-	267.1
North America	4.7	-	-	-	11.6	-	16.3
Segment operating profit	252.8	3.1	13.4	2.5	11.6	-	283.4
Non-segment	(81.1)	(2.8)	-	-	41.3	-	(42.6)
Operating profit	$171.7	0.3	13.4	2.5	52.9	-	240.8

Amounts attributable to Brink’s:
Income from continuing operations	$71.9	2.0	8.4	1.8	31.8	-	115.9
Diluted EPS – continuing operations	1.47	0.04	0.17	0.04	0.65	-	2.37

(a)	To eliminate:
•
a $1.1 million adjustment in the first quarter of 2013 to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.

•	$1.7 million of adjustments in the third and fourth quarters of 2013 primarily related to the January 2013 acquisition of Rede Trel in Brazil.
•
$3.1 million in adjustments in the fourth quarter of 2013 related to the increase in a loss contingency assumed in the 2010 Mexico acquisition and the impairment of an intangible asset acquired in the 2009 India acquisition.

•	$2.6 million tax adjustment related to the Belgium disposition.
(b)	To eliminate currency exchange losses related to a 16% devaluation of the official exchange rate in Venezuela from 5.3 to 6.3 bolivar fuertes to the U.S. dollar in February 2013.
(c)	To eliminate employee benefit settlement losses in Mexico.
(d)	To eliminate expenses related to U.S. retirement plans.
(e)	To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2013 is 33.3%.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Employee Benefit Settlement and Severance Losses (b)	U.S. Retirement Plans (c)	Tax Benefit on Change in Health Care Funding Strategy (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	First Quarter 2012
Revenues:
Latin America	$386.3	-	-	-	-	-	386.3
EMEA	272.8	-	-	-	-	-	272.8
Asia Pacific	33.8	-	-	-	-	-	33.8
International	692.9	-	-	-	-	-	692.9
North America	224.2	-	-	-	-	-	224.2
Revenues	$917.1	-	-	-	-	-	917.1

Operating profit:
International	$67.1	-	0.8	-	-	-	67.9
North America	6.0	-	-	2.2	-	-	8.2
Segment operating profit	73.1	-	0.8	2.2	-	-	76.1
Non-segment	(24.3)	-	-	14.7	-	-	(9.6)
Operating profit	$48.8	-	0.8	16.9	-	-	66.5

Amounts attributable to Brink’s:
Income from continuing operations	$22.5	(1.2)	0.6	10.2	-	1.1	33.2
Diluted EPS – continuing operations	0.47	(0.02)	0.01	0.21	-	0.02	0.69

	Second Quarter 2012
Revenues:
Latin America	$375.9	-	-	-	-	-	375.9
EMEA	281.4	-	-	-	-	-	281.4
Asia Pacific	33.1	-	-	-	-	-	33.1
International	690.4	-	-	-	-	-	690.4
North America	224.2	-	-	-	-	-	224.2
Revenues	$914.6	-	-	-	-	-	914.6

Operating profit:
International	$41.5	-	0.3	-	-	-	41.8
North America	10.6	-	-	2.2	-	-	12.8
Segment operating profit	52.1	-	0.3	2.2	-	-	54.6
Non-segment	(21.3)	(0.9)	-	10.5	-	-	(11.7)
Operating profit	$30.8	(0.9)	0.3	12.7	-	-	42.9

Amounts attributable to Brink’s:
Income from continuing operations	$33.6	(0.9)	0.2	7.6	(20.9)	3.1	22.7
Diluted EPS – continuing operations	0.69	(0.02)	-	0.16	(0.43)	0.06	0.47

See page 17 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Employee Benefit Settlement and Severance Losses (b)	U.S. Retirement Plans (c)	Tax Benefit on Change in Health Care Funding Strategy (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	Third Quarter 2012
Revenues:
Latin America	$385.2	-	-	-	-	-	385.2
EMEA	286.0	-	-	-	-	-	286.0
Asia Pacific	33.7	-	-	-	-	-	33.7
International	704.9	-	-	-	-	-	704.9
North America	221.3	-	-	-	-	-	221.3
Revenues	$926.2	-	-	-	-	-	926.2

Operating profit:
International	$59.0	(7.2)	2.0	-	-	-	53.8
North America	8.0	-	-	2.2	-	-	10.2
Segment operating profit	67.0	(7.2)	2.0	2.2	-	-	64.0
Non-segment	(22.0)	0.1	-	11.5	-	-	(10.4)
Operating profit	$45.0	(7.1)	2.0	13.7	-	-	53.6

Amounts attributable to Brink’s:
Income from continuing operations	$21.1	(3.0)	1.4	8.2	-	-	27.7
Diluted EPS – continuing operations	0.43	(0.06)	0.03	0.17	-	-	0.57

	Fourth Quarter 2012
Revenues:
Latin America	$432.0	-	-	-	-	-	432.0
EMEA	285.7	-	-	-	-	-	285.7
Asia Pacific	35.8	-	-	-	-	-	35.8
International	753.5	-	-	-	-	-	753.5
North America	223.6	-	-	-	-	-	223.6
Revenues	$977.1	-	-	-	-	-	977.1

Operating profit:
International	$64.4	(1.3)	0.8	-	-	-	63.9
North America	7.3	-	-	2.2	-	-	9.5
Segment operating profit	71.7	(1.3)	0.8	2.2	-	-	73.4
Non-segment	(21.3)	-	-	10.7	-	-	(10.6)
Operating profit	$50.4	(1.3)	0.8	12.9	-	-	62.8

Amounts attributable to Brink’s:
Income from continuing operations	$34.0	(8.9)	0.6	7.8	(0.2)	(4.2)	29.1
Diluted EPS – continuing operations	0.70	(0.18)	0.01	0.16	-	(0.09)	0.60

See page 17 for notes.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Employee Benefit Settlement and Severance Losses (b)	U.S. Retirement Plans (c)	Tax Benefit on Change in Health Care Funding Strategy (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	Full Year 2012
Revenues:
Latin America	$1,579.4	-	-	-	-	-	1,579.4
EMEA	1,125.9	-	-	-	-	-	1,125.9
Asia Pacific	136.4	-	-	-	-	-	136.4
International	2,841.7	-	-	-	-	-	2,841.7
North America	893.3	-	-	-	-	-	893.3
Revenues	$3,735.0	-	-	-	-	-	3,735.0

Operating profit:
International	$232.0	(8.5)	3.9	-	-	-	227.4
North America	31.9	-	-	8.8	-	-	40.7
Segment operating profit	263.9	(8.5)	3.9	8.8	-	-	268.1
Non-segment	(88.9)	(0.8)	-	47.4	-	-	(42.3)
Operating profit	$175.0	(9.3)	3.9	56.2	-	-	225.8

Amounts attributable to Brink’s:
Income from continuing operations	$111.2	(14.0)	2.8	33.8	(21.1)	-	112.7
Diluted EPS – continuing operations	2.29	(0.29)	0.06	0.70	(0.43)	-	2.32

(a)	To eliminate:
•
Gains related to the sale of investments in mutual fund securities ($1.9 million in the first quarter and $0.5 million in the third quarter).  Proceeds from the sales were used to fund the settlement of pension obligations related to our former chief executive officer, and former chief administrative officer.

•
Gains and losses related to business acquisitions and dispositions.  A $0.9 million gain was recognized in the second quarter and a $0.1 million loss was recognized in the third quarter.  In the fourth quarter of 2012, tax expense included a benefit of $7.5 million related to a reduction in an income tax accrual established as part of the 2010 acquisition of subsidiaries in Mexico, and pretax income included a $2.1 million favorable adjustment to the local profit sharing accrual as a result of the change in tax expectation.

•	Third-quarter gain on the sale of real estate in Venezuela ($7.2 million).
(b)
To eliminate employee benefit settlement and acquisition-related severance losses (Mexico and Argentina).  Employee termination benefits in Mexico are accounted for under FASB ASC Topic 715, Compensation – Retirement Benefits.

(c)	To eliminate expenses related to U.S. retirement plans.
(d)	To eliminate tax benefit related to change in retiree health care funding strategy.
(e)	To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2012 was 36.6%.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Other Reconciliations to GAAP (Unaudited)
(In millions)

NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP

	2013	2012
Cash flows from operating activities – GAAP	$201.5	$250.5
Decrease (increase) in certain customer obligations(a)	9.8	(15.7)
Cash outflows (inflows) related to discontinued operations(b)	(5.4)	4.9

Cash flows from operating activities – Non-GAAP	$205.9	$239.7

(a)
To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure cash logistics operations. The title to this cash transfers to us for a short period of time.  The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.

(b)	To eliminate cash flows related to our discontinued operations.

Non-GAAP cash flows from operating activities are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of the non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our Cash Management Services and without cash flows from discontinued operations.  Brink’s believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

NET DEBT – RECONCILED TO U.S. GAAP	December 31,
	2013	2012
Debt:
Short-term debt	$80.9	$26.7
Long-term debt	355.1	362.6
Total Debt	436.0	389.3
Less:
Cash and cash equivalents	255.5	201.7
Amounts held by Cash Management Services operations(a)	(31.3)	(44.0)
Cash and cash equivalents available for general corporate purposes	224.2	157.7

Net Debt	$211.8	$231.6

(a)
Title to cash received and processed in certain of our secure cash logistics operations transfers to us for a short period of time.  The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.

Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP.  We use Net Debt as a measure of our financial leverage.  We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage.  Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets.  Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP.  Net Debt excluding cash and debt in Venezuelan operations was $306 million at December 31, 2013, and $280 million at December 31, 2012.

The Brink’s Company and subsidiaries
Other Reconciliations to GAAP (Unaudited)
(In millions)

DISCOUNTED CASH FLOWS AT PLAN DISCOUNT RATES – RECONCILED TO U.S. GAAP

	December 31, 2013
	Primary U.S. pension plan (b)	UMWA plans (c)	Other unfunded U.S. plans	Total

Funded status of U.S. retirement plans – GAAP	$113	142	55	310
Present value of projected earnings of plan assets(a)	(16)	(77)	-	(93)

Discounted cash flows at plan discount rates – Non-GAAP	$97	65	55	217

Plan discount rate	5.00%	4.70%
Expected return of assets	8.00%	8.25%

(a)
Under GAAP, the funded status of a benefit plan is reduced by the fair market value of plan assets at the balance sheet date, and the present value of the projected earnings on plan assets does not reduce the funded status at the balance sheet date.  The non-GAAP measure presented above additionally reduces the funded status as computed under GAAP by the present value of projected earnings of plan assets using the expected return on asset assumptions of the respective plan.

(b)
For the primary U.S. pension plan, we are required by ERISA regulations to maintain minimum funding levels, and as a result, we estimate we will be required to make minimum required contributions from 2014 to 2018.  We have estimated that we will achieve the required funded ratio after the 2018 contribution.

(c)
There are no minimum funding requirements for the UMWA plans because they are not covered by ERISA funding regulations.  Using assumptions at the end of 2013, we project that the plan assets plus expected earnings on those investments will cover the benefit payments for these plans until 2033.  We project that Brink’s will be required to contribute cash to the plan beginning in 2033 to pay beneficiaries.

Discounted cash flows at plan discount rates are supplemental financial measures that are not required by, or presented in accordance with GAAP.  The purpose of the discounted cash flows at plan discount rate is to present our retirement obligations after giving effect to the benefit of earning a return on plan assets.  We believe this measure is helpful in assessing the present value of future funding requirements of the company in order to meet plan benefit obligations.  Discounted cash flows at plan discount rates should not be considered as an alternative to the funded status of the U.S. retirement plans at December 31, 2013, as determined in accordance with GAAP and should be read in conjunction with our consolidated balance sheets.

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